                                                         EXHIBIT 10.6

                            STOCK OPTION AGREEMENT


          STOCK OPTION AGREEMENT, dated as of October 15, 1996, among TELTRONICS, INC., a Delaware corporation with an office located at 2150 Whitfield Industrial Way, Sarasota, Florida 34243 (the "Company"), the persons and entities set forth on SCHEDULE A hereto whose signatures appear below (individually, an "Optionee" and collectively, the "Optionees") and Sevin Rosen Bayless Management Company ("Agent"), as agent for Optionees.

                             W I T N E S S E T H :

          WHEREAS, the Company desires to grant the Optionees an option (the "Option") to purchase shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), on the terms and conditions set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants and premises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
          1.   GRANT OF OPTION.

          (a) The Company hereby grants to the Optionees an option to purchase, in the aggregate, up to 375,000 shares of Common Stock (the "Shares") at a purchase price of $3.21 per Share ("Exercise Price").

          (b) Each Optionee shall be entitled to exercise this Option and purchase for his, her or its own account, on or before December 15, 1996, a percentage of the Shares in an amount (the "Allocable Share") set forth on SCHEDULE A hereto.

          2. EXERCISE OF OPTION. Subject to Section 4 hereof, this Option shall be exercisable during the term set forth in Section 5 hereof as follows:

          (a) METHOD OF EXERCISE. This Option shall be exercisable from time to time by written notice of an Optionee to Agent which shall state the number of Shares in respect of which this Option is being exercised by such Optionee, and which shall contain or be accompanied by an investment representation as set forth in EXHIBIT 1 hereto. Such written notice shall be signed by such Optionee exercising this Option and shall be delivered in person or by certified mail to Agent. The written notice shall be accompanied by payment of the Exercise Price for the number of Shares as to which this Option is being exercised by such Optionee.

          (b) NUMBER OF SHARES EXERCCISABLE. Each exercise of an Option by an Optionee hereunder shall reduce, pro tanto, the total number of Shares that may thereafter be purchased by such Optionee under such Option and shall reduce the Allocable Share of such Optionee by such number of Shares as to which this Option has been exercised by such Optionee.

          (c) AGENT'S DELIVERY. On or before December 20, 1996 Agent shall deliver in person or by certified mail to the Secretary of the Company any and all of the notices, investment representations and payments received from Optionees on or prior to December 15, 1996 with respect to the exercise of the Option as to such Optionees' Allocable Share.

          3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by check, subject to collection.

          4. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the Exercise by an Optionee of the Option.

          5.   TERM OF OPTION AND AGREEMENT.

          (a) This Option may only be exercised by Agent on behalf of each Optionee with respect to his, her or its Allocable Share on or before December 20, 1996, and may be exercised by Agent only one time during such term only in accordance with the terms of this Option and only with respect to the exercise of this Option for which notices, payments and investment representations have been received by Agent from such Optionees on or prior to December 15, 1996.

          (b) If, on December 15, 1996, this Option has not been fully exercised, then the Agent shall, by December 20, 1996, send written notice to all Optionees that have fully exercised this Option with respect to their respective Allocable Share ("Participating Optionees"), indicating the number of Shares as to which this Option has not been exercised ("Remaining Shares") and indicating the Second Allocable Share (as defined in Section 5(c) hereof) applicable to each Participating Optionee.

          (c) Each Participating Optionee shall have the right, exercisable on or before December 31, 1996, to purchase a percentage of the Remaining Shares in an amount equal to the ratio of (i) the percentage of such Participating Optionee as set forth on SCHEDULE A hereto, to (ii) the total sum of the percentages of all of the Participating Optionees ("Second Allocable Share").

          (d) Each Participating Optionee may exercise this Option with respect to all, but not less than all, of his, her or its Second Allocable Share and any such exercise shall be made by delivery to Agent of a notice of exercise, together with the payment therefor and investment representations required hereunder, on or before December 31, 1996. On or before January 5, 1997, Agent shall deliver in person or by certified mail to the Secretary of the Company, any and all of the notices, investment representations, and payments received from Participating Optionees on or prior to December 31, 1996 with respect to the exercise of this Option as to such Optionees' Second Allocable Share.

          (e) The Shares issuable pursuant to the exercise of options hereunder (the "Option Shares") shall, subject to collection, be delivered to Agent on or before January 15, 1997, and Agent shall promptly deliver such shares to the Participating Optionees.

          6. REGISTRATION RIGHTS. The Company and the Participating Optionees shall enter into a Registration Rights Agreement in the form set forth in EXHIBIT 2 hereto.

          7.   MISCELLANEOUS.

          (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law.

          (b) This Agreement represents the entire agreement between the parties, and supersedes all negotiations, agreements, representations, warranties and commitments, whether in writing or oral, prior to the date hereof. This Agreement may not be modified, amended, or any provision hereof waived in whole or in part except by a written agreement signed by the parties.

          (c) All notices and other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given and delivered to either party (i) when delivered personally (by courier service or otherwise), (ii) on the business day after the date sent by a nationally recognized overnight courier service, or (iii) three days after being mailed by first-class registered or certified mail, return receipt requested, in the case of the Company, to the address set forth in the preamble hereto and in the case of an Optionee, to such address as set forth below Optionee's signature hereto (or at such other addresses as the parties may notify each other of in accordance with the provisions of this Section 7(c)).

          IN WITNESS WHEREOF, the undersigned have executed this Stock Option Agreement as of the date first written above.

                              TELTRONICS, INC.

                              By:    Ewen R. Cameron
                              Title: President & CEO


                              SEVIN ROSEN BAYLESS MANAGEMENT COMPANY, as
                              Agent

                              By:    Jon W. Bayless
                              Title: President

SEVIN ROSEN FUND II, L.P.

By:      Jon W. Bayless
Title:   General Partner
Address: 13455 Noel Road, Suite 1670
         Dallas, TX 75240


SEVIN ROSEN FUND III, L.P.

By:      Jon W. Bayless
Title:   General Partner
Address: 13455 Noel Road, Suite 1670
         Dallas, TX 75240


KLEINER PERKINS CAUFIELD & BYERS III

By:      L. John Doerr
Title:   General Partner of The General Patner KPCB Associates L.P.
Address: 2750 Sand Hill Road
         Menlo Park, CA 94025


KLEINER PERKINS CAUFIELD & BYERS IV

By:      L. John Doerr
Title:   General Partner of The General Partner of KPCB IV Associates L.P.
Address: 2750 Sand Hill Road
         Menlo Park, CA 94025


GIBRALTAR TRUST

By:
Title:
Address:


JON W. BAYLESS, IRA

By:      Jon W. Bayless
Title:
Address: 13455 Noel Road, Suite 1670
         Dallas, TX 75240


SAM K. SMITH

By:
Title:
Address:


MICAS TRVST LTD.

By:      Jon W. Bayless
Title:   General Partner
Address: 13455 Noel Road, Suite 1670
         Dallas, TX 75240


FREDERIC A. RUBINSTEIN

By:      Frederick A. Rubinstein
Title:
Address: 101 Park Avenue
         New York, NY 10178

RICHARD LONG

By:
Title:
Address:


399 VENTURE PARTNERS, INC.

By:      Stuart L. Agranoff
Title:   Vice President
Address: 399P/14th FL-ZN 4/559-1054


J.F. SHEA CO. INC., as Nominee

By:      Edmund H. Shea, Jr.
Title:   Vice President
Address: 655 Brea Canyon Road
         Walnut, CA 91789


NBR-SRX,LTD.

By:
Title:
Address:


CHARLES H. PHIPPS

By:
Title:
Address:


EDWIN A. ALLBRITTON, S/D IRA

By:      Edwin A. Allbritton
Title:   Trustee
Address: 13344 Noel Road, Suite 1375
         Dallas, TX 75240


JON W. BAYLESS

By:      Jon W. Bayless
Title:
Address: 13455 Noel Road, Suite 1670
         Dallas, TX 75240


W. SUE BAYLESS

By:      Jon W. Bayless
Title:   Attorney-In-Fact
Address: 13455 Noel Road, Suite 1670
         Dallas, TX 75240


HUDSON TRUST

By:      Peter M. Rup
Title:   Attorney-In-Fact
Address:


INTERWEST PARTNERS V

By:      Philip T. Gianos
Title:   General Partner
Address: 3000 Sand Hill Road, Building 3, Suite 255
         Menlo Park, CA 94025


INTERWEST INVESTORS V

By:      Philip T. Gianos
Title:   Power of Attorney
Address: 3000 Sand Hill Road, Building 3, Suite 255
         Menlo Park, CA 94025

                            SCHEDULE A

          OPTIONEE                       PERCENTAGE

Sevin Rosen Fund II, L.P.                 0.736510%
Sevin Rosen Fund III, L.P.               11.439089%
Kleiner Perkins Caufield & Byers III      4.997301%
Kleiner Perkins Caufield & Byers IV      17.018514%
Gibraltar Trust                          18.177087%
Jon W. Bayless, IRA                       0.257286%
Sam K. Smith                              0.017556%
Micas Trvst Ltd.                          0.074633%
Frederic A. Rubinstein                    0.120158%
Richard Long                              0.000777%
399 Venture Partners, Inc.                0.606931%
J.F. Shea Co., Inc., as Nominee           2.752912%
NBR-SRX, Ltd.                             5.971017%
Charles H. Phipps                         0.060941%
Edwin A. Allbritton, S/D IRA              0.132561%
Jon W. Bayless                            4.325926%
W. Sue Bayless                            4.267221%
Hudson Trust                              2.427084%
InterWest Partners V                     26.450144%
InterWest Investors V                     0.166353%

                                  EXHIBIT 1

                                   [Date]


Teltronics, Inc.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

     Re:  INVESTMENT REPRESENTATIONS

Ladies and Gentlemen:

     I hereby exercise my Option to purchase ________________ shares of the voting common stock of Teltronics, Inc. (the "Company"), par value $.001 per share, pursuant to the Stock Option Agreement between, INTER ALIA, the Company and the undersigned, dated October 15, 1996 (the "Stock Option Agreement")

     In connection with the exercise of the Option to purchase such shares, the undersigned represents and warrants that:

     (i) INVESTMENT REPRESENTATIONS. The undersigned is acquiring the shares being issued to the undersigned hereunder for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof.

     (ii)   INVESTMENT EXPERIENCE; Access to Information.  The undersigned
(a) is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (b) is an investor experienced in the evaluation of businesses similar to the Company, (c) is able to fend for itself in the transactions contemplated by the Stock Option Agreement,
(d) has such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (e) has the ability to bear the economic risks of this investment, (f) was not organized or reorganized for the specific purpose of acquiring the shares purchased by it, and (g) has been afforded prior to the date hereof the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for it to make an informed investment decision with respect to the purchase of the shares.

     (iii)  ABSENCE OF REGISTRATION.  The undersigned understands that:

            (a) The shares to be sold and issued hereunder are unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

            (b) The Company is under no obligation to file a registration statement with the Securities and Exchange Commission with respect to the shares.

            (c) Rule 144 promulgated under the Securities Act of 1933 ("Rule 144"), which provides for certain limited sales of unregistered securities, is not presently available with respect to the shares, and the Company is under no obligation to make Rule 144 available.

     (iv) RESTRICTIONS ON TRANSFER. It will not offer, sell, pledge, hypothecate, or otherwise dispose of the shares unless such offer, sale, pledge, hypothecation or other disposition (a) is registered under the Securities Act of 1933 and any applicable state law, or (b) does not violate the Securities Act of 1933 or any applicable state law, and (c) the certificate(s) representing the shares shall bear a legend stating in substance:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

     Upon request of a holder of the shares, the Company shall remove the legend set forth above from the certificates evidencing such shares, or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such shares are not required by the Securities Act of 1933 to continue to bear the legend.

     (v) TRANSFER INSTRUCTIONS. The undersigned agrees that the Company may provide for appropriate transfer instructions to implement the provisions hereof.

     (vi) ECONOMIC RISK. The undersigned understands that it must bear the economic risk of the investment represented by the purchase of the shares for an indefinite period.


                                      _____________________________________
                                               (Optionee)


                                      By __________________________________
                                         Name:
                                         Title:

                                 Exhibit 2

                        REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of ________, 1996, among Teltronics, Inc., a Delaware corporation (the "Company") and those parties listed on Schedule 1 attached hereto (the "Optionees").

                            W I T N E S S E T H:

     WHEREAS, pursuant to a Stock Option Agreement, dated October 15, 1996 (the "Stock Option Agreement"), among the Company, the persons and entities set forth on Schedule A thereto and Sevin Rosen Bayless Management Company, the Company may issue shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), which shares are not registered under the Securities Act of 1933, as amended (the "Securities Act") and are subject to the resale restrictions set forth in Rule 144 promulgated under the Securities Act ("Rule 144"), to the Optionees.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     1. REGISTRATION. The following provisions govern the registration of the Common Stock:

     1.1 DEFINITIONS. As used herein, the following terms have the following meanings:

     HOLDER: A holder of Registrable Stock (or transferee, subject to compliance with Section 1.10 hereof), PROVIDED that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder".

     "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Securities and Exchange Commission (the "Commission") of effectiveness of such registration statement.

     REGISTRABLE STOCK: All shares of Common Stock issued and held by the Optionees which were issued pursuant to the terms of the Stock Option Agreement or by a person to whom registration rights have been transferred in compliance with the provisions of Section 1.9 hereof; and all shares of Common Stock issued by the Company in respect of such shares.

     1.2 INCIDENTAL REGISTRATION. If the Company at any time proposes to register any of its securities under the Securities Act in an offering for cash (other than a registration effected solely to implement an employee benefit plan or an exchange of securities for the assets or securities of or the merger or consolidation with another person, firm, corporation or other entity), it will each such time give written notice to all Holders of its intention so to do. Upon the written request of a Holder or Holders given within 20 days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition), the Company shall use its best efforts to cause all such shares of Registrable Stock intended to be disposed of, the Holders of which shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders of the shares so registered, subject, however, to the limitations set forth in Section 1.3.

     1.3 LIMITATIONS ON INCIDENTAL REGISTRATION. If the registration of which the Company gives notice pursuant to Section 1.2 is for an underwritten offering, only securities that are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 1.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may eliminate or reduce the number of shares of Registrable Stock to be included in the registration and underwriting. The Company shall so advise all Holders (except those Holders who have not indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting), and the number of shares of Registrable Stock that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Stock owned by such Holders at the time of filing the registration statement. No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. In addition, selling Holders shall execute a mutually acceptable lock-up agreement with the underwriter(s) in any underwritten registration. If any Holder disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

     1.4 REGISTRATION PROCEDURES. Whenever the Company shall file a registration statement registering shares of Common Stock, as contemplated by
Section 1.2 hereof, the Company shall:

          (a) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of the shares owned by such seller;

          (b) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of the states of California, New York and Texas, to enable each prospective seller to consummate the public sale or other disposition in such states of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the stock covered by such registration statement in any jurisdiction where it is not at the time so subject;

          (c) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (d) notify each Holder of Registrable Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (e) apply for listing and use its best efforts to list the Registrable Stock being registered on any national securities exchange on which a class of equity securities of the Company are listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the Small Cap (trademark) automated quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ") or on a national securities exchange.

     The registration rights granted under Section 1.2 shall terminate as to any Holder if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock and (b) would be permitted to sell all of the Registrable Stock held by it pursuant to Rule 144(k).

     1.5 DESIGNATION OF UNDERWRITER. In the case of any registration initiated by the Company, the Company, in its sole discretion, shall have the right to designate the managing underwriter in any underwritten offering.

     1.6 COOPERATION BY PROSPECTIVE SELLERS. (a) Each prospective seller of Registrable Stock will furnish to the Company such information as the Company or its transfer agent may reasonably require from such seller in connection with the registration statement (and the prospectus included therein) or the listing of the Registrable Stock on NASDAQ.

          (b) Failure of a prospective seller of Registrable Stock to furnish the information and agreements described in this Section 1.6 or
Section 1.4(c) shall not affect the obligations of the Company under this
Section 1 to remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

          (c) The Holders of Registrable Stock included in the registration statement will not (until further notice from the Company) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the inability of the Company to use the financial statements in the registration statement initially filed and
(ii) such correction or update did not result from the wrongful acts or failures to act of the Company.

     1.7  EXPENSES OF REGISTRATION.   All expenses incurred in effecting any
registration pursuant to Section 1.2 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except that all expenses, fees and disbursements of any counsel or other professional retained by the Holders, and all underwriting discounts and commissions shall be borne by the Holders of the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered.

     1.8 INDEMNIFICATION. (a) To the extent permitted by law, the Company shall indemnify each Holder joining in a registration, each agent, officer and director of such Holder, each person controlling such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or a state securities law, in each case applicable to the Company, and will reimburse each such Indemnitee for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable to any Indemnitee in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in conformity with information furnished to the Company by such Indemnitee for use therein and except that the foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; PROVIDED, FURTHER, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; PROVIDED, FURTHER, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

          (b) To the extent permitted by law, each Holder joining in a registration and each underwriter and selling broker of the securities so registered shall indemnify the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of
Section 15 of the Securities Act, and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, PROVIDED, HOWEVER, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with information (including, without limitation, written negative responses to inquiries) furnished to the Company by such Holder, underwriter or selling broker for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; and except that the foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity shall not inure to the benefit of (i) the Company and (ii) any underwriter, or Holder if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; PROVIDED, FURTHER, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; PROVIDED, FURTHER, that the indemnity contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or underwriter, as the case may be, which consent shall not be unreasonably withheld; and PROVIDED, FURTHER, that the obligations of such Holders shall be limited to an amount equal to the net proceeds received by such Holder from the sale of such stock in such offering as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

          (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, PROVIDED that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and PROVIDED FURTHER that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 1.8 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying Party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall consent, except with the consent of each indemnified party, to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) The reimbursement required by this Section 1.8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (e)  The obligation of the Company and each Holder under this
Section 1.8 shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 1, or otherwise, in which Holders were offered an opportunity to sell all of their shares, for a period of one (1) year.

     1.9 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEES. Each Optionee severally represents and warrants that:

     (a) AUTHORIZATION. It has full power and authority to enter into and to perform this Registration Rights Agreement in accordance with its terms. This Registration Rights Agreement has been duly executed and delivered by it and constitutes its valid and legally binding obligation.

     (b) INVESTMENT REPRESENTATIONS. If it shall acquire Common Stock upon exercise of an option, it shall acquire the shares of Common Stock for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof.

     (c) INVESTMENT EXPERIENCE; ACCESS TO INFORMATION. It (a) is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (b) is an investor experienced in the evaluation of businesses similar to the Company, (c) is able to fend for itself in the transactions contemplated by this Registration Rights Agreement, (d) has such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (e) has the ability to bear the economic risks of this investment, (f) was not organized or reorganized for the specific purpose of acquiring the shares of Common Stock held by it, and (g) has been afforded the opportunity to ask questions of, and to receive answers from the Company and to obtain any additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for it to make an informed investment decision with respect to the acquisition of the shares of Common Stock.

     (d)  ABSENCE OF REGISTRATION.  It understands that:

          (i) The shares of Common Stock are unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

          (ii) The Company is under no obligation to file a registration statement with the Securities and Exchange Commission with respect to the shares of Common Stock.

          (iii) Rule 144, which provides for certain limited sales of unregistered securities, is not presently available with respect to the shares of Common Stock, and the Company is under no obligation to make Rule 144 available.

     (e) RESTRICTIONS ON TRANSFER. It will not offer, sell, pledge, hypothecate, or otherwise dispose of the shares of Common Stock unless such offer, sale, pledge, hypothecation or other disposition (i) is registered under the Securities Act and any applicable State law, or (ii) does not violate the Securities Act or any applicable state law, and (iii) the certificate(s) representing the shares shall bear a legend stating in substance:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

     Upon request of a holder of the shares of Common Stock, the Company shall remove the legend set forth above from the certificates evidencing such shares, or issue to such holder new certificates therefor free of such legend, (i) if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such shares are not required by the Securities Act to continue to bear the legend, or (ii) if such shares may be sold pursuant to the provisions of paragraph (k) of Rule 144 (or any similar sale) as then in effect.

     (f) TRANSFER INSTRUCTIONS. It agrees that the Company may provide for appropriate transfer instructions to implement the provisions of Section 1.9
(e) hereof.

     (g) ECONOMIC RISK. It understands that it must bear the economic risk of the investment represented by the acquisition of the shares of Common Stock for an indefinite period.

     1.10 TRANSFER OF REGISTRATION RIGHTS. The registration rights granted to the Optionees under this Section 1 may not be transferred.

     2. NOTICES. All notices, requests, consents and other communications herein (except as stated in the last sentence of this Section 2) shall be in writing and shall be deemed to be delivered (i) on the date delivered, if personally delivered or transmitted via facsimile with return confirmation of such transmission; (ii) on the business day after the date sent, if sent by recognized overnight courier service and (iii) on the fifth day after the date sent, if mailed by first-class certified mail, postage prepaid and return receipt requested, as follows:

          (a)  If to the Company:

               2150 Whitfield Industrial Way
               Sarasota, Florida 34243
               Attention:
               Facsimile:

          (b)  If to the Optionees:

          To those addresses set forth on Schedule 1 hereto.

     3.   MISCELLANEOUS.

          (a) Neither this Registration Rights Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, by course of conduct, or in writing, except that any provision of this Registration Rights Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Optionees and the Company.

          (b) This Registration Rights Agreement, together with the schedule attached hereto and the other documents referred to herein, contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

          (c) Except as otherwise expressly provided in this Registration Rights Agreement, all of the terms of this Registration Rights Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted transferees of the parties hereto.

          (d) This Registration Rights Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

          (e) This Registration Rights Agreement shall be governed by the internal laws of the state of Delaware, without regard to principles of conflicts of law. In the event any provision of this Registration Rights Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this agreement shall remain in full force and effect.

          (f) If either of the Company or any one or more of the Optionees shall default in any of its obligations under this Registration Rights Agreement, the Company or the Optionees, as the case may be, may proceed to protect and enforce their respective rights by suit in equity or action at law, whether for specific performance of any term contained herein or for an injunction against the breach of any term of this Registration Rights Agreement, or to enforce any other legal or equitable right of the Optionees or to take any one or more of such actions. In any such action or suit, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Registration Rights Agreement, including without limitation such reasonable fees and expenses of attorneys, which shall include without limitation all fees, costs and expenses of appeals.

          (g) No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Company or the Optionees, as the case may be, at law or in equity. No express or implied waiver by the Company or the Optionees of any default shall be a waiver of any future or subsequent default. The failure or delay of the Company or the Optionees in exercising any rights granted them hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by the Company or the Optionees shall not exhaust the same or constitute a waiver of any other right provided herein.

          (h) The descriptive headings of the Sections hereof and the Schedule hereto are inserted for convenience only and do not constitute a part of this Registration Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement by their duly authorized officers as of the date first above written.

                              TELTRONICS, INC.

                              By:
                              Name:
                              Title:

SEVIN ROSEN FUND II, L.P.

By:
Name:
Title:
Address:


SEVIN ROSEN FUND III, L.P.

By:
Name:
Title:
Address:


KLEINER PERKINS CAUFIELD & BYERS III

By:
Name:
Title:
Address:


KLEINER PERKINS CAUFIELD & BYERS IV

By:
Name:
Title:
Address:


GIBRALTAR TRUST

By:
Name:
Title:
Address:


JON W. BAYLESS, IRA

By:
Name:
Title:
Address:


SAM K. SMITH

By:
Name:
Title:
Address:


MICAS TRVST LTD.

By:
Name:
Title:
Address:


FREDERIC A. RUBINSTEIN

By:
Name:
Title:
Address:


RICHARD LONG

By:
Name:
Title:
Address:


399 VENTURE PARTNERS, INC.

By:
Name:
Title:
Address:


J.F. SHEA CO. INC., as Nominee

By:
Name:
Title:
Address:


NBR-SRX, LTD.

By:
Name:
Title:
Address:


CHARLES H. PHIPPS

By:
Name:
Title:
Address:


EDWIN A. ALLBRITTON, S/D IRA

By:
Name:
Title:
Address:


JON W. BAYLESS

By:
Name:
Title:
Address:


W. SUE BAYLESS

By:
Name:
Title:
Address:


HUDSON TRUST

By:
Name:
Title:
Address:


INTERWEST PARTNERS V

By:
Name:
Title:
Address:


INTERWEST INVESTORS V

By:
Name:
Title:
Address:

                                  SCHEDULE 1


                                   OPTIONEES

                               [with addresses]


                               [to be supplied]